[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
[***]
Support Proposal

for Bear, Stearns & Co. Inc.
--------------------------------------------------------------------------------

August 10, 1999


               Owner: [***] / Subject to non-disclosure agreement
                                      [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L



--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]


[***] is responsible for the development of this document.

Contact:

[***]

Predictive Systems, Inc.
25A Vreeland Road
Florham Park, NJ 07932

Revision history

---------------------------------------------------------------------------------------------------------
Version              Date                  Comments required                Approvals required
---------------------------------------------------------------------------------------------------------
1.0                  8/10/1999
---------------------------------------------------------------------------------------------------------

Predictive Systems approval:
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Signed                                               Name

--------------------------------------------------------------------------------
Title                                                Date


[***]
Support Proposal

1.0 August 10, 1999

Copyright(C)1999, Predictive Systems, Inc. All rights reserved. Predictive Systems, BusinessFirst, and the Predictive Systems logo are trademarks of Predictive Systems, Inc.

No part of this document may be reproduced in any form or by any electronic or mechanical means, including information storage and retrieval devices or systems, without prior written permission from Predictive Systems, Inc. This document or information it contains may not be used, reproduced, or disclosed outside of Bear, Stearns & Co. Inc. without authorization in writing by Predictive Systems, Inc.

C O N F I D E N T I A L--Use, reproduction, or disclosure is subject to the restrictions in DFARS 252.227-7013 & 252.211-7015/FAR 52.227-14 & 52.227-19 for
commercial computer software or technical data provided to the U.S. government with limited rights, as applicable.

               Owner: [***] / Subject to non-disclosure agreement
                                      [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                Table of Contents
--------------------------------------------------------------------------------

Introduction                                                                 1
  Non-disclosure                                                             1
  Deadline for response                                                      1
Proposed statement of work                                                   2
  Project description                                                        2
  Reporting methods                                                          2
    Status reports                                                           2
    Status meetings                                                          3
  Scope and cost                                                             3
    Project duration and staffing                                            3
    Project costs and billing                                                3
Contacts                                                                     5
Project authorization                                                        6
Legal terms and conditions; limitation of liability                          7
About Predictive Systems                                                     8
  Predictive Systems' services                                               8
  Predictive Systems' practice areas                                         9
    Internetwork Design and Engineering practice                             9


               Owner: [***] / Subject to non-disclosure agreement
                                      [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Introduction
--------------------------------------------------------------------------------

Bear, Stearns & Co. Inc. has issued a request for proposal to provide [***]. Predictive Systems(TM) proposes to meet this RFP by furnishing Bear Stearns with [***]. The resources will [***] to help them [***].

Predictive Systems has profiled the resources that are required to design and implement the proposed system. In addition, we have provided a fixed-price cost for the delivery of these service products.

Non-disclosure
--------------------------------------------------------------------------------

All information contained in this proposal and quotation is confidential and proprietary to Predictive Systems, constituting its trade secrets and privileged, confidential property. It is furnished to Bear, Stearns & Co. Inc. in confidence, with the understanding that it will not, without written permission of Predictive Systems, be used for other than evaluation purposes or be disclosed to any third party. Duplication of this proposal and quotation is strictly forbidden, and all copies shall be returned to Predictive Systems upon our request.

Deadline for response
--------------------------------------------------------------------------------

This proposal is valid for 30 days from the date of issuance, unless extended in writing by Predictive Systems.


               Owner: [***] / Subject to non-disclosure agreement
                                      [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Proposed statement of work
--------------------------------------------------------------------------------

Project description
--------------------------------------------------------------------------------

Bear, Stearns & Co. Inc. has issued a request for proposal for providing [***]. Predictive Systems(TM) proposes to meet this RFP by furnishing Bear Stearns [***]. The resources' start dates will be as follows:

o  [***] will begin work on Tuesday, August 3, 1999.

o  [***] will begin work on Monday, August 30, 1999.

The Predictive Systems *** will utilize their technical skills and apply Predictive Systems' methodologies in meeting Bear Stearns' objectives. Their specific duties will be as follows:

[***]

The *** tasks will include the following:

o  [***]

o  [***]


Reporting methods

Status reports
--------------------------------------------------------------------------------

The Predictive Systems team will provide a weekly status report in electronic format to the Bear Stearns Program Manager. The report form will be brief, listing any items that were completed that week and the open items for the next week. The purpose of the reports is to provide weekly information on the status of the project and any outstanding issues from the week. The reports will be available on Monday morning.

               Owner: [***] / Subject to non-disclosure agreement
                                      [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

Status meetings
--------------------------------------------------------------------------------

There will be weekly status meetings with Bear Stearns on the overall project. The meeting should be held at the same time and day every week (the time and day need to be determined). The meeting will be to review any work that was performed by the Predictive Systems team and review the open items list of work that is scheduled for the next week. This meeting will also provide a platform for reviewing any new issues or additional project requirements.

Scope and cost

Project duration and staffing
--------------------------------------------------------------------------------

Predictive Systems proposes a consulting effort, to begin immediately upon project approval. The resources for the consulting project will consist of [***].

The following fixed-price option for this project is proposed by Predictive
Systems:

Table 1             Resources and costs table
--------------------------------------------------------------------------------------
Resource            Description                                           Cost
--------------------------------------------------------------------------------------
[***]               [***]                                                  [***]

--------------------------------------------------------------------------------------



Project costs and billing
--------------------------------------------------------------------------------

1. The minimum billing unit is 1 hour. Work performed past [***] hours per week or past [***] hours per day will be subtracted from the end of the contracted finish dates at a 1.5:1 rate. A weekly timeslip will be submitted to Bear Stearns.

2. Holiday activity must be scheduled and approved by Predictive Systems' Business Manager. Holiday and weekend activities will be subtracted from the end of the contracted finish dates at a [***] rate.


               Owner: [***] / Subject to non-disclosure agreement
                                      [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

3. Predictive Systems will submit monthly invoices to [***]. Payment is requested within 30 days of invoice receipt.

4. Travel and living expenses will not be billed to Bear, Stearns & Co. Inc.

5. Bear, Stearns & Co. Inc. will be responsible for expenses incurred for the purchase, rent, or lease of hardware and software required by the scope of this project.


               Owner: [***] / Subject to non-disclosure agreement
                                      [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
Contacts
--------------------------------------------------------------------------------

Direct all business and management communications regarding this project to [***] of Predictive Systems. The business/ management contact can be reached at [***].

Direct all technical communications regarding this project to [***] of Predictive Systems. The technical contact can be reached at [***].

Bear, Stearns & Co. Inc. will appoint a management and technical contact who will be responsible for serving as a liaison for any issues that may arise during the course of this project.


               Owner: [***] / Subject to non-disclosure agreement
                                      [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Project authorization
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Signed                                                  Name


--------------------------------------------------------------------------------
Bear Stearns & Co. Inc. title                            Date


               Owner: [***] / Subject to non-disclosure agreement
                                      [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Legal terms and conditions; limitation of liability
--------------------------------------------------------------------------------

Bear Stearns & Co. Inc. ("COMPANY") hereby accepts the services and the related terms and conditions set forth in the attached Statement of Work (the "SOW") of Predictive Systems, Inc. ("Predictive Systems"). COMPANY expressly acknowledges that the performance of these services will require Predictive Systems to gain access to COMPANY's confidential and proprietary network and information assets, and authorizes this access for the purposes described in the SOW, subject, however, to the Mutual Nondisclosure Agreement, dated _______ ___, 1999, between COMPANY and Predictive Systems (the "NDA").

Due to the nature of the services contemplated by the SOW, COMPANY acknowledges that no representation or warranty can be made by Predictive Systems with respect to such services or the efficacy thereof. In particular, COMPANY acknowledges that damage to COMPANY's systems or information could result from the performance of such services, and that, following completion of such services, there can be no assurance that COMPANY's network will be secure or that unauthorized access thereof will not occur. WITHOUT LIMITING THE FOREGOING, PREDICTIVE SYSTEMS MAKES NO EXPRESS OR IMPLIED REPRESENTATIONS WITH RESPECT TO ITS PERFORMANCE OF THE SERVICES HEREUNDER OR ANY DELIVERABLES CONTEMPLATED HEREBY, INCLUDING WITHOUT LIMITATION ANY REPRESENTATION OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. In order to induce Predictive Systems to perform its services, COMPANY is accepting the terms and conditions and making the representations set forth herein, COMPANY irrevocably waives and releases, and shall be stopped from asserting, any claims for damages or otherwise arising out of or in connection with the services, except as expressly contemplated by the NDA.

COMPANY represents and warrants that COMPANY information systems to be accessed by Predictive Systems do not contain confidential or proprietary information or other property belonging to any person other than COMPANY, or any classified information. By accepting Predictive Systems services, COMPANY assumes any and all liability for any disclosure of any third-party confidential or proprietary information assets, or any classified information, arising out of or resulting from such services, and agrees to indemnify, defend and hold harmless Predictive Systems from and against any claim, loss or liability asserted by any person arising out of or relating to any such disclosure, subject, however, to the NDA.

COMPANY expressly authorizes Predictive Systems to gain access, including without limitation external network access and without regard to COMPANY Information Security Policy, to COMPANY's computer network and information systems which is reasonable and necessary, in Predictive Systems' sole judgment, for the purposes described in the SOW, and COMPANY acknowledges that such access shall be obtained by Predictive Systems with the express permission of COMPANY. To COMPANY's knowledge, such access is not a violation of any federal, state or local laws, rules or regulations, including without limitation the Computer Crime Act of 1986, as amended, or the Economic Espionage Act of 1996, as amended, and COMPANY agrees not to bring any charges or claims against Predictive Systems based on such activities. Execution of this SOW by the representative of COMPANY shall constitute a representation and warranty by COMPANY that such representative is duly authorized to do so and has received all requisite governmental consents and approvals which may be necessary or appropriate to execute this SOW and to carry out the terms hereof, including without limitation the preceding sentence.

Legal terms and conditions are accepted and approved by: Bear Stearns & Co. Inc.


--------------------------------------------------------------------------------
Signature                Title                                            Date

               Owner: [***] / Subject to non-disclosure agreement
                                      [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
About Predictive Systems
--------------------------------------------------------------------------------

Predictive Systems is a network consulting and integration firm that specializes in the design, management, and security of business-critical networks. Recognized in the industry for its vendor-independent perspective, the firm's expertise lies in solving multi-faceted, complex network problems. At Predictive Systems, network technology serves two purposes: to make money and to save money.

Predictive Systems' unique BusinessFirst(TM) methodology helps Fortune-1000 clients define, package, and measure network services. BusinessFirst is rooted in the concept that a company should run its IT organization as a business. Throughout the BusinessFirst process, Predictive Systems translates strategic business objectives into sound, achievable technology solutions. This approach ensures that the technology never obscures the business goals.

Predictive Systems' BusinessFirst methodology can clarify the business requirements driving the project in specific, measurable terms. Predictive Systems quantifies factors such as business risk, total cost of ownership, and operational efficiency to build a complete financial justification for a network project. By instrumenting every system to measure and quantify the key factors that govern success, Predictive Systems turns complexity into clarity.

Predictive Systems serves its clients with a collaborative practice structure that delivers both breadth and depth of experience to all aspects of a project. Predictive Systems has the people and processes to build networks that mean business.

Predictive Systems' services
--------------------------------------------------------------------------------

Predictive Systems offers a unique combination of expertise in network management, performance management, internetwork engineering, information security, and software development. Predictive Systems' engineers combine skill in network management applications with real-world experience using state-of-the-art internetwork technologies, including Asynchronous Transfer Mode
(ATM) and Asymmetric Digital Subscriber Line (ADSL), to address the multi-faceted challenges of designing and managing mission-critical networks. When technology "gaps" are discovered in a client's network, or disparate systems need to communicate with one another, Predictive Systems' software developers build custom applications to solve these problems. These custom applications can turn a collection of products into an integrated system.


               Owner: [***] / Subject to non-disclosure agreement
                                      [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

Predictive Systems' practice areas
--------------------------------------------------------------------------------

Predictive Systems' consultants are organized into areas of specialization, or practice areas. Although many engineers are cross-skilled in a variety of technologies, and many technologies span multiple practice areas, each practice area represents an aspect of network technology important enough to warrant specialization. In addition, the Software Development and Technical Publications departments span all practice areas. Resources from all of these groups are available to define and implement the technological solutions that best meet our clients' business needs.

          -------------------------------------------------
          Enterprise                            Information
          Network                                  Security
          Management












          Internetwork
          Design and                            Performance
          Engineering                            Management
          -------------------------------------------------


Internetwork Design and Engineering practice
--------------------------------------------------------------------------------

Predictive Systems' Internetwork Design and Engineering (internetworking) practice area is dedicated to helping each client design and implement network solutions in support of their strategic business initiatives. To this end, we have created a team of seasoned professionals from the three major industry proving grounds--telecommunications providers, network equipment vendors, and Fortune-500 end users. Using their specialized technical skills, real-world industry experience, and methodologies that are needed to solve the problems associated with building and maintaining network foundations, Predictive Systems' internetwork consultants develop innovative network solutions that provide our clients with a measurable competitive advantage.

               Owner: [***] / Subject to non-disclosure agreement
                                      [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

Our Internetwork Design and Engineering staff has extensive experience with a wide variety of technologies and vendors. For some clients, our consultants are involved in both technology and vendor selection. Other clients have already selected the technology, vendor, or both. Regardless of the pre-existing condition, Predictive Systems offers a completely objective, "trusted advisor" approach to our clients. Our up-to-date knowledge of all of the major technologies and vendors is a significant part of the value Predictive Systems brings to a project.

The Internetwork Design and Engineering practice fills the substantial gap in the marketplace between management consulting firms and technical staff augmentation services. With core competencies in the areas of Backbone Technology, LAN Switching, IP Management and Design, ATM, Remote Access, our versatile team contributes both technical depth and breadth to client engagements. Predictive Systems' team has the business acumen to translate business objectives into technical solutions, the technical skills to build the vision, the project skills to deliver the engagement on time and on budget, and the rigorous methodologies to ensure that the resulting system is manageable for a controlled, known cost.

Predictive Systems' Internetwork Design and Engineering practice offers the following services:

o  Advanced Technology Planning and Migration

o  Core Backbone and Campus Network Design and Implementation

o  Remote Access and VPN Solutions

o  Network Audit Services ("Wellness" Studies)

o  Y2K-Compliance Certification

o  IP Management Solutions

o  General Consulting Services

               Owner: [***] / Subject to non-disclosure agreement
                                      [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

                                                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
[***] Group

for Bear, Stearns & Co. Inc.
--------------------------------------------------------------------------------

November 10, 1999


            Owner: [***] / Subject to non-disclosure agreement
                                     [***]
--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]


[***] is responsible for the development of this document.

Contact:

[***]
Predictive Systems, Inc.
145 Hudson Street
New York, NY 10013



Revision history


--------------------------------------------------------------------------------
Version           Date           Comments required           Approvals required
--------------------------------------------------------------------------------
1.0               11/10/99                                   [***]
--------------------------------------------------------------------------------

Predictive Systems approval:

--------------------------------------------------------------------------------
Signed                                           Name

--------------------------------------------------------------------------------

Title                                            Date

[***]
Group

November 10, 1999





Copyright(C)1999, Predictive Systems, Inc. All rights reserved. Predictive Systems, BusinessFirst, and the Predictive Systems logo are trademarks of Predictive Systems, Inc.

No part of this document may be reproduced in any form or by any electronic or mechanical means, including information storage and retrieval devices or systems, without prior written permission from Predictive Systems, Inc. This document or information it contains may not be used, reproduced, or disclosed outside of Bear, Stearns & Co. Inc. without authorization in writing by Predictive Systems, Inc.


            Owner: [***] / Subject to non-disclosure agreement
                                      [***]
--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------
[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

C O N F I D E N T I A L--Use, reproduction, or disclosure is subject to the restrictions in DFARS 252.227-7013 & 252.211-7015/FAR 52.227-14 & 52.227-19 for
commercial computer software or technical data provided to the U.S. government with limited rights, as applicable.


            Owner: [***] / Subject to non-disclosure agreement
                                     [***]
--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------
[***]



--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                Table of Contents
--------------------------------------------------------------------------------

Introduction                                                                   1
   Non-disclosure                                                              1
   Deadline for response                                                       1

Proposed statement of work                                                     2
   Project description                                                         2
       [***]                                                                   2
       [***]                                                                   2
       [***]                                                                   3
       [***]                                                                   3
       [***]                                                                   4
       [***]                                                                   4
       [***]                                                                   5
   Reporting methods                                                           6
       Status reports                                                          6
       Status meetings                                                         7
   Scope and cost                                                              7
       Project duration and staffing                                           7
   Assumptions                                                                 7
       General project assumptions                                             8
       Project costs and billing                                               8

Contacts                                                                       9

Project authorization                                                         10

Legal terms and conditions; limitation of liability                           11

About Predictive Systems                                                      12
   Predictive Systems' services                                               12
   Predictive Systems' practice areas                                         13
       Internetworking Design and Engineering practice                        14


            Owner: [***] / Subject to non-disclosure agreement
                                     [***]
--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------
[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Introduction
--------------------------------------------------------------------------------

This proposal was generated based on a request from [***] and [***] of the [***] Group at Bear, Stearns & Co. As a result of conversations with [***] it is the understanding of Predictive Systems that there are several key areas where we can assist Bear, Stearns & Co. regarding their [***] endeavors. The primary areas of concern are with [***]. The following proposal addresses those areas and more fully describes the capabilities that Predictive can deliver for this and future consulting engagements.

Predictive Systems has profiled the resources that are required to conduct the services discussed.

Non-disclosure
--------------------------------------------------------------------------------

All information contained in this proposal and quotation is confidential and proprietary to Predictive Systems, constituting its trade secrets and privileged, confidential property. It is furnished to Bear, Stearns & Co. in confidence, with the understanding that it will not, without written permission of Predictive Systems, be used for other than evaluation purposes or be disclosed to any third party. Duplication of this proposal and quotation is strictly forbidden, and all copies shall be returned to Predictive Systems upon our request.

Deadline for response
--------------------------------------------------------------------------------

This proposal is valid for 45 days from the date of issuance, unless extended in writing by Predictive Systems.




            Owner: [***] / Subject to non-disclosure agreement
                                     [***]
--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------
[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]


--------------------------------------------------------------------------------
Proposed statement of work
--------------------------------------------------------------------------------

Project description
--------------------------------------------------------------------------------

Bear, Stearns & Co. has asked Predictive Systems for engineering assistance in the following areas:

[***]
--------------------------------------------------------------------------------

Bear Stearns continues to evaluate and test a variety of vendors [***]. The goal of this project is to evaluate, test and document the [***] for use in the [***]. Some of the activities will be;

[***]

***
--------------------------------------------------------------------------------

Bear Stearns has deployed an estimated [***] throughout the network. The [***] have many different [***]. This project is to test the [***]. The test is comprised of [***] that represent the [***]. The following are some of the activities;


[***]


            Owner: [***] / Subject to non-disclosure agreement
                                     [***]
--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------
[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

[***]
--------------------------------------------------------------------------------

[***]

[***]


[***]
--------------------------------------------------------------------------------

[***]

[***]


            Owner: [***] / Subject to non-disclosure agreement
                                      [***]
--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------
[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]



[***]
--------------------------------------------------------------------------------

[***]

[***]


[***]
--------------------------------------------------------------------------------

[***]

[***]


            Owner: [***] / Subject to non-disclosure agreement
                                      [***]
--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]


The following projects are underway and will be continued by the Predictive Engineers.

[***]
--------------------------------------------------------------------------------

Bear Stearns is planning to evaluate the newest trends in the [***] determine the best plan for migrating the [***] must evaluate a number of available solutions. This evaluation process will determine future [***] and [***].

To accomplish this Predictive will augment the [***] in conducting [***] with two vendors selected by the [***].

The following plan has been provided.

[***]


            Owner: [***] / Subject to non-disclosure agreement
                                     [***]
--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------
[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

[***]


Reporting methods
--------------------------------------------------------------------------------



Status reports
--------------------------------------------------------------------------------

The Predictive Systems team will provide a weekly status report in electronic format to the Bear, Stearns & Co. Program Manager. The report form will be brief; listing any items that were completed that week and the open items for the next week. The purpose of the reports is to provide weekly information on the status of the project and any outstanding issues from the week. The reports will be available on Monday morning.


            Owner: [***] / Subject to non-disclosure agreement
                                     [***]
--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------
[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

Status meetings
--------------------------------------------------------------------------------

There will be a weekly status meetings with Bear, Stearns & Co. on the overall project. The meeting should be held at the same time and day every week (the time and day need to be determined). The meeting will be to review any work that was performed by the Predictive Systems' team and review the open items list of work that is scheduled for the next week. This meeting will also provide a platform for reviewing any new issues or additional project requirements.


Scope and cost
--------------------------------------------------------------------------------

Outlined below is the staff and duration for the project.

Project duration and staffing
--------------------------------------------------------------------------------

The project will begin Nov 15, 1999 and be completed May 15, 2000. Predictive Systems' project team will be comprised as follows:


Table 1  Project Team
Role                           Estimated Resources          Duration
--------------------------------------------------------------------------------
[***]                          2                            Six Months


[***]

Based on the staffing level of [***] for the duration of six months, the estimated cost is [***].

Assumptions
--------------------------------------------------------------------------------

In developing this proposal, there are many assumptions Predictive Systems has made that can materially affect the outcome and cost of the project. Should any of these assumptions prove to be incorrect, exaggerated, or underestimated, the scope and cost of the project may change significantly.


            Owner: [***] / Subject to non-disclosure agreement
                                     [***]
--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------
[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

In the event of any such material change in assumptions, requirements or specifications, Predictive will request a Change Order Authorization from Bear, Stearns & Co. which must be signed by Bear, Stearns & Co. prior to the change being incorporated into the project plan. The Change Order could be an addition or reduction of work, based on the circumstances.

General project assumptions
--------------------------------------------------------------------------------

1. Bear Stearns point of contact will provide project direction for the Predictive resources for the duration of the project.

2. The Fixed price proposal provided assumes a [***] work week. If review of the monthly time indicates excessive hours per week Predictive will bring that to Bear Stearns management's attention in the form of a Change Order request.

3. Additional project requirements will be accommodated to the best of the team's ability given the current project requirements and time frames. Any impact to the current project time frames will be detailed in writing to the Bear project contact as they are identified by the Predictive team.

4. Bear, Stearns & Co. will also provide a work area with a phone and a network connection for each Predictive consultant. .



Project costs and billing
--------------------------------------------------------------------------------

1. Holiday activity must be scheduled and approved by Predictive Systems' Technical Manager.

2. Travel and living expenses are not included in these rates. The client is responsible for any required travel and living expenses for work performed outside of New York City area.

3. Predictive Systems will submit monthly invoices. Payment is required within 30 days of invoice receipt.

4. Bear, Stearns & Co. will be responsible for expenses incurred for the purchase, rent, or lease of hardware and software required by the scope of this project.


            Owner: [***] / Subject to non-disclosure agreement
                                     [***]
--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------
[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]


--------------------------------------------------------------------------------
Contacts
--------------------------------------------------------------------------------

Direct all business and management communications regarding this project [***]
 of Predictive Systems. The business/management contact can be reached at 212-219-4400.

Direct all technical communications regarding this project to [***] of Predictive Systems. The technical contact can be reached at 212-219-4400.

Anthony Spinella of Bear, Stearns & Co. will appoint a management and technical contact that will be responsible for serving as a liaison for any issues that may arise during the course of this project.


            Owner: [***] / Subject to non-disclosure agreement
                                     [***]
--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------
[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Project authorization
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
Signed                                         Name



--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc. title                 Date


            Owner: [***] / Subject to non-disclosure agreement
                                     [***]
--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------
[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Legal terms and conditions; limitation of liability
--------------------------------------------------------------------------------

Bear, Stearns & Co. Inc. ("COMPANY") hereby accepts the services and the related terms and conditions set forth in the attached Statement of Work (the "SOW") of Predictive Systems, Inc. ("Predictive Systems"). COMPANY expressly acknowledges that the performance of these services will require Predictive Systems to gain access to COMPANY's confidential and proprietary network and information assets, and authorizes this access for the purposes described in the SOW, subject, however, to the Mutual Nondisclosure Agreement, dated _______ ___, 1998, between COMPANY and Predictive Systems (the "NDA").

Due to the nature of the services contemplated by the SOW, COMPANY acknowledges that no representation or warranty can be made by Predictive Systems with respect to such services or the efficacy thereof. In particular, COMPANY acknowledges that damage to COMPANY's systems or information could result from the performance of such services, and that, following completion of such services, there can be no assurance that COMPANY's network will be secure or that unauthorized access thereof will not occur. WITHOUT LIMITING THE FOREGOING, PREDICTIVE SYSTEMS MAKES NO EXPRESS OR IMPLIED REPRESENTATIONS WITH RESPECT TO ITS PERFORMANCE OF THE SERVICES HEREUNDER OR ANY DELIVERABLES CONTEMPLATED HEREBY, INCLUDING WITHOUT LIMITATION ANY REPRESENTATION OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. In order to induce Predictive Systems to perform its services, COMPANY is accepting the terms and conditions and making the representations set forth herein, COMPANY irrevocably waives and releases, and shall be stopped from asserting, any claims for damages or otherwise arising out of or in connection with the services, except as expressly contemplated by the NDA.

COMPANY represents and warrants that COMPANY information systems to be accessed by Predictive Systems do not contain confidential or proprietary information or other property belonging to any person other than COMPANY, or any classified information. By accepting Predictive Systems services, COMPANY assumes any and all liability for any disclosure of any third-party confidential or proprietary information assets, or any classified information, arising out of or resulting from such services, and agrees to indemnify, defend and hold harmless Predictive Systems from and against any claim, loss or liability asserted by any person arising out of or relating to any such disclosure, subject, however, to the NDA.

COMPANY expressly authorizes Predictive Systems to gain access, including without limitation external network access and without regard to COMPANY Information Security Policy, to COMPANY's computer network and information systems which is reasonable and necessary, in Predictive Systems' sole judgment, for the purposes described in the SOW, and COMPANY acknowledges that such access shall be obtained by Predictive Systems with the express permission of COMPANY. To COMPANY's knowledge, such access is not a violation of any federal, state or local laws, rules or regulations, including without limitation the Computer Crime Act of 1986, as amended, or the Economic Espionage Act of 1996, as amended, and COMPANY agrees not to bring any charges or claims against Predictive Systems based on such activities. Execution of this SOW by the representative of COMPANY shall constitute a representation and warranty by COMPANY that such representative is duly authorized to do so and has received all requisite governmental consents and approvals which may be necessary or appropriate to execute this SOW and to carry out the terms hereof, including without limitation the preceding sentence.

Legal terms and conditions are accepted and approved by Bear, Stearns & Co. Inc.


--------------------------------------------------------------------------------
Signature                               Title                               Date


            Owner: [***] / Subject to non-disclosure agreement
                                     [***]
--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------
[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
About Predictive Systems
--------------------------------------------------------------------------------

Predictive Systems is a network consulting and integration firm that specializes in the design, management, and security of business-critical networks. Recognized in the industry for its vendor-independent perspective, the firm's expertise lies in solving multi-faceted, complex network problems. At Predictive Systems, network technology serves two purposes: to make money and to save money.

Predictive Systems' unique BusinessFirst(TM) methodology helps Fortune-1000 clients define, package, and measure network services. BusinessFirst is rooted in the concept that a company should run its IT organization as a business. Throughout the BusinessFirst process, Predictive Systems translates strategic business objectives into sound, achievable technology solutions. This approach ensures that the technology never obscures the business goals.

Predictive Systems' BusinessFirst methodology can clarify the business requirements driving the project in specific, measurable terms. Predictive Systems quantifies factors such as business risk, total cost of ownership, and operational efficiency to build a complete financial justification for a network project. By instrumenting every system to measure and quantify the key factors that govern success, Predictive Systems turns complexity into clarity.

Predictive Systems serves its clients with a collaborative practice structure that delivers both breadth and depth of experience to all aspects of a project. Predictive Systems has the people and processes to build networks that mean business.

Predictive Systems' services
--------------------------------------------------------------------------------

Predictive Systems offers a unique combination of expertise in network management, performance management, internetwork engineering, information security, and software development. Predictive Systems' engineers combine skill in network management applications with real-world experience using state-of-the-art internetwork technologies, including Asynchronous Transfer Mode
(ATM) and Asymmetric Digital Subscriber Line (ADSL), to address the multi-faceted challenges of designing and managing mission-critical networks. When technology "gaps" are discovered in a client's network, or disparate systems need to communicate with one another, Predictive Systems' software developers build custom applications to solve these problems. These custom applications can turn a collection of products into an integrated system.


            Owner: [***] / Subject to non-disclosure agreement
                                     [***]
--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------
[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

Predictive Systems' practice areas
--------------------------------------------------------------------------------

Predictive Systems' consultants are organized into areas of specialization, or practice areas. Although many engineers are cross skilled in a variety of technologies, and many technologies span multiple practice areas, each practice area represents an aspect of network technology important enough to warrant specialization. In addition, the Software Development and Technical Publications departments span all practice areas. Resources from all of these groups are available to define and implement the technological solutions that best meet our clients' business needs.


Enterprise                                                           Information
Network                                                                 Security
Management





Internetwork                                                         Performance
Design and                                                            Management
Engineering


            Owner: [***] / Subject to non-disclosure agreement
                                     [***]
--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------
[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

Internetworking Design and Engineering practice
--------------------------------------------------------------------------------

Predictive Systems' Internetworking Design and Engineering (internetworking) practice area is dedicated to helping each client design and implement network solutions in support of their strategic business initiatives. To this end, we have created a team of seasoned professionals from the three major industry proving grounds--telecommunications providers, network equipment vendors, and Fortune-500 end users. Using their specialized technical skills, real-world industry experience, and methodologies that are needed to solve the problems associated with building and maintaining network foundations, Predictive Systems' internetworking consultants develop innovative network solutions that provide our clients with a measurable competitive advantage.

Our Internetworking Design and Engineering staff has extensive experience with a wide variety of technologies and vendors. For some clients, our consultants are involved in both technology and vendor selection. Other clients have already selected the technology, vendor, or both. Regardless of the pre-existing condition, Predictive Systems offers a completely objective, "trusted advisor" approach to our clients. Our up-to-date knowledge of all of the major technologies and vendors is a significant part of the value Predictive Systems brings to a project.

The Internetworking Design and Engineering practice fills the substantial gap in the marketplace between management consulting firms and technical staff augmentation services. With core competencies in the areas of Backbone Technology, LAN Switching, IP Management and Design, ATM, Remote Access, our versatile team contributes both technical depth and breadth to client engagements. Predictive Systems' team has the business acumen to translate business objectives into technical solutions, the technical skills to build the vision, the project skills to deliver the engagement on time and on budget, and the rigorous methodologies to ensure that the resulting system is manageable for a controlled, known cost.

Predictive Systems' Internetworking Design and Engineering practice offers the following services:

o Advanced Technology Planning and Migration

o Core Backbone and Campus Network Design and Implementation

o Remote Access and VPN Solutions

o Network Audit Services ("Wellness" Studies)

o Y2K-Compliance Certification

o IP Management Solutions

o General Consulting Services


            Owner: [***] / Subject to non-disclosure agreement
                                     [***]
--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------
[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Corporate [***]
Project

for Bear, Stearns & Co. Inc.
--------------------------------------------------------------------------------

November 9, 1999


               Owner: [***] / Subject to non-disclosure agreement
                                      [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L









--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

[***] is responsible for the development of this document.

Contact:

[***]

Predictive Systems, Inc.
145 Hudson Street
New York, NY 10013

Revision history


-------------------- --------------------- -------------------------------- --------------------------------
Version              Date                  Comments required                Approvals required
-------------------- --------------------- -------------------------------- --------------------------------
1.0                  11/9/1999
-------------------- --------------------- -------------------------------- --------------------------------

Predictive Systems approval:

--------------------------------------------------------------------------------
Signed                                               Name


--------------------------------------------------------------------------------
Title                                                Date



Corporate [***]
Project

1.0 November 9, 1999

Copyright(C)1999, Predictive Systems, Inc. All rights reserved. Predictive Systems, BusinessFirst, and the Predictive Systems logo are trademarks of Predictive Systems, Inc.

No part of this document may be reproduced in any form or by any electronic or mechanical means, including information storage and retrieval devices or systems, without prior written permission from Predictive Systems, Inc. This document or information it contains may not be used, reproduced, or disclosed outside of Bear, Stearns & Co. Inc. without authorization in writing by Predictive Systems, Inc.

C O N F I D E N T I A L--Use, reproduction, or disclosure is subject to the restrictions in DFARS 252.227-7013 & 252.211-7015/FAR 52.227-14 & 52.227-19 for
commercial computer software or technical data provided to the U.S. government with limited rights, as applicable.


               Owner: [***] / Subject to non-disclosure agreement
                                      [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

 [***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                Table of Contents
--------------------------------------------------------------------------------

Introduction                                                                   1
  Non-disclosure                                                               1
  Deadline for response                                                        1

Proposed statement of work                                                     3
  Project description                                                          3
    Predictive Systems' approach                                               4
    [***]                                                                      4
Implementation of [***]                                                        6
  Project team                                                                 7
Assumptions                                                                    8
  General project assumptions                                                  8
Reporting methods                                                              9
  Status reports                                                               9
  Status meetings                                                              9
Scope and cost                                                                10
  Project duration and staffing                                               10
  Project costs and billing                                                   10

Contacts                                                                      12

Project authorization                                                         13

Legal terms and conditions; limitation of liability                           14

About Predictive Systems                                                      15
  Predictive Systems' services                                                15
  Predictive Systems' practice areas                                          16
    Internetwork Design and Engineering practice                              16


               Owner: [***] / Subject to non-disclosure agreement
                                      [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Introduction
--------------------------------------------------------------------------------

Predictive Systems(TM) is pleased to present this proposal to Bear, Stearns & Co. Inc. for [***] the current [***] in their network infrastructure. We look forward to continuing our work with Bear Stearns as a strategic partner. Our expertise in Internetwork technology, coupled with rigorous project management skills and intimate knowledge of the Bear Stearns network, uniquely qualifies us for the project.

Bear Stearns has requested Predictive Systems' assistance in performing a [***] and [***] activities. The new [***] will provide [***] along with enhancements that will allow for [***] and [***]. The [***] will be conducted on [***], not including [***]. The goal of the project will be to [***] to the [***], implement the [***], and [***].

This proposal meets the requirements set forth in meetings and conversations conducted by Bear Stearns and Predictive Systems between September 2, 1999, and Oct 28, 1999.

Predictive Systems has profiled the resources that are required to provide the proposed assistance. In addition, we have provided some broad cost estimates for the delivery of these service products.

Non-disclosure
--------------------------------------------------------------------------------

All information contained in this proposal and quotation is confidential and proprietary to Predictive Systems, constituting its trade secrets and privileged, confidential property. It is furnished to Bear Stearns in confidence, with the understanding that it will not, without written permission of Predictive Systems, be used for other than evaluation purposes or be disclosed to any third party. Duplication of this proposal and quotation is strictly forbidden, and all copies shall be returned to Predictive Systems upon our request.

Deadline for response
--------------------------------------------------------------------------------

This proposal is valid for 30 days from the date of issuance, unless extended in writing by Predictive Systems.


               Owner: [***] / Subject to non-disclosure agreement
                                      [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Proposed statement of work
--------------------------------------------------------------------------------

Project description
--------------------------------------------------------------------------------

Predictive Systems' main focus in this project is the [***] of the Bear Stearns' [***]. We will also perform other activities to take advantage of the [***]. Some of the other activities will include:

[***] to the [***] will provide Bear Stearns with the capacity to utilize the [***] including:

[***]

The following sub-projects will be performed in parallel to the [***].

[***]

               Owner: [***] / Subject to non-disclosure agreement
                                      [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

There are an estimated [***] in the Bear Stearns network (not including [***]. The majority of the [***] can be [***] without a site visit.

Predictive Systems' approach
--------------------------------------------------------------------------------

[***] familiar with Bear Stearns' project process will lead the project team. Their activities will include all project management activities such as scheduling, project timeline distribution, assistance with configuration, equipment procurement and weekly status reports. A [***] will provide technical leadership for all aspects of the projects. An [***] will also be assigned to the project for the [***]. Once the planning and staging phase is completed by [***], another [***] will join the team. Upon the completion of the [***], the [***] will be replaced with a [***] for the duration of the project.

The approach is to set up the [***], project [***]. This will guarantee a smooth [***] schedule with NO impact on the [***].

Below is a general description of the [***] activities, followed by a detailed description of the specific changes to be made by each engineering team.

[***]
--------------------------------------------------------------------------------

Over the course of the project, the Predictive Systems team will [***] all [***] to the [***] that has been fully tested by the engineering group. All [***] will also be installed as per engineering specifications. Both [***] subprojects will involve a specific process, which includes, but is not limited to, the following:

[***] and associated tasks will require the following processes to be completed in accordance with Bear Stearns [***].

               Owner: [***] / Subject to non-disclosure agreement
                                      [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

[***]


Post cut-over support will be transitioned to [***] and include the following:

[***]

Complete successful turnover to [***] actual quantity and location of [***] in the Bear Stearns [***].

[***]

The Predictive Systems teams will conform and fully adopt Bear Stearns' implementation methodology. All implementation work will flow through the Bear Stearns project system.

               Owner: [***] / Subject to non-disclosure agreement
                                      [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

[***]
--------------------------------------------------------------------------------

The goal of [***] implementation is to provide an engineering tool that allows [***]. The [***] will take place in parallel with the [***].

A review of the [***] and the [***] of the [***] will be the first step in the implementation. In addition to providing a stand-alone system with software configured for the [***], the Predictive Systems team will perform a review of possible integration with the [***] and present the review results to the [***].

Other activities to be performed at this stage include:

[***]



               Owner: [***] / Subject to non-disclosure agreement
                                      [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

Project team
--------------------------------------------------------------------------------

The Predictive Systems project team will include the following resources for staging phase (work prior to upgrades):

Table 1                 Required Resources Preparation Phase
-------------------------------- ---------------------------
Resource                         Staffing level
-------------------------------- ---------------------------
[***]                            1
-------------------------------- ---------------------------
[***]                            1
-------------------------------- ---------------------------
[***]                            1
-------------------------------- ---------------------------


Table 2  Required Resources [***] Phase
-------------------------------- ---------------------------
Resource                         Staffing level
-------------------------------- ---------------------------
[***]                            1
-------------------------------- ---------------------------
[***]                            3
-------------------------------- ---------------------------
[***]                            0
-------------------------------- ---------------------------



The following is a description of each resource's project role and tasks:

[***]

               Owner: [***] / Subject to non-disclosure agreement
                                      [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

Assumptions
--------------------------------------------------------------------------------

In developing this proposal, Predictive Systems has made many assumptions that could materially affect the outcome and cost of the project. Should any of these assumptions prove to be incorrect, exaggerated, or underestimated, the scope and cost of the project may change significantly.

In the event of any such material change in assumptions, requirements, or specifications, Predictive Systems will request from Bear Stearns a change order authorization, which must be signed by Bear Stearns prior to the change being incorporated into the project plan. Based on circumstances, the change order could be an addition or reduction of work.

General project assumptions
--------------------------------------------------------------------------------

o [***]: There are an estimated [***] (including the [***]) in the Bear Stearns network. This proposal is based on this number of [***]. If there are any major changes to the number of [***] to be [***] or the work to be performed on each [***], a change order will be used to recalculate project time and expense.

o Travel: This proposal includes no travel time or expenses for travel outside of the New York metropolitan area. Should such travel be required, actual travel and out-of-pocket costs will be charged back to Bear Stearns.

o Single point of contact: Both Predictive Systems and Bear Stearns will assign a single point of contact for the [***] tasks.

o Dedication to task: The Predictive Systems team will be dedicated to the [***], and will not be involved in other [***] support activities. If members of Predictive Systems' project team are required for other tasks during the engagement, a separate purchase vehicle must be established.

o Verification of [***]: Prior to the start of this project, there will be version testing for [***], including for [***].

o Configuration standards: Bear Stearns will provide written configuration standards, such as the [***], user ID passwords, and any [***].

o Facility: Bear Stearns will provide adequate facilities, equipment, and communications lines for the implementation staging. Bear Stearns will also provide a work area with a phone and a network connection for each Predictive Systems consultant.


               Owner: [***] / Subject to non-disclosure agreement
                                      [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]


o Working hours: Due to the nature of this project, the Predictive Systems consultants will be required to perform a significant amount of off-hours work. This has been built into the project plan and is reflected in the overall project cost.

Reporting methods

Status reports
--------------------------------------------------------------------------------

The Predictive Systems team will provide a weekly status report in electronic format to the Bear Stearns program manager. The report form will be brief, listing any items that were completed that week and the open items for the next week. The purpose of the reports is to provide weekly information on the status of the project and any outstanding issues from the week. The reports will be available on Monday morning.

Status meetings
--------------------------------------------------------------------------------

There will be weekly status meetings with Bear Stearns on the overall project. The meeting should be held at the same time and day every week (the time and day need to be determined). The meeting will be to review any work that was performed by the Predictive Systems team and review the open items list of work that is scheduled for the next week. This meeting will also provide a platform for reviewing any new issues or additional project requirements.


               Owner: [***] / Subject to non-disclosure agreement
                                      [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

Scope and cost

Project duration and staffing
--------------------------------------------------------------------------------

The estimated start date for this project is January 3, 2000, and the estimated completion date is January 2, 2001, plus all prepaid contracted work (vacation time). [***].

The following fixed-price costs are proposed by Predictive Systems:

Table 3          Estimated costs
------------------------------------------ --------------- -----------------
                Resource                        Qty.             Cost
------------------------------------------ --------------- -----------------
[***] (2 months)
------------------------------------------ --------------- -----------------
[***]                                            1
------------------------------------------ --------------- -----------------
[***]                                            1
------------------------------------------ --------------- -----------------
[***]                                            1
------------------------------------------ --------------- -----------------
[***] Total Cost                                                      [***]
------------------------------------------ --------------- -----------------

------------------------------------------ --------------- -----------------
[***] (10 months)
------------------------------------------ --------------- -----------------
[***]                                            1
------------------------------------------ --------------- -----------------
[***]                                            3
------------------------------------------ --------------- -----------------
[***] Total Cost                                                      [***]
------------------------------------------ --------------- -----------------
Total Project Cost                                                    [***]
------------------------------------------ --------------- -----------------


Project costs and billing
--------------------------------------------------------------------------------

1. Holiday activity must be scheduled and approved by Predictive Systems' Business Manager. Holiday and weekend activities will be billed at [***] the standard hourly rate.


               Owner: [***] / Subject to non-disclosure agreement
                                      [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

2. Travel and living expenses are not included in these rates. The client is responsible for any required travel and living expenses for work performed outside of the New York metropolitan area.

3. Predictive Systems will submit monthly invoices. Payment is required within 30 days of invoice receipt.

4. Bear Stearns will be responsible for expenses incurred for the purchase, rent, or lease of hardware and software required by the scope of this project.

               Owner: [***] / Subject to non-disclosure agreement
                                      [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Contacts
--------------------------------------------------------------------------------

Direct all business and management communications regarding this project to [***] or [***] of Predictive Systems. The business/management contact can be reached at (212) 219-4400.

Direct all technical communications regarding this project to [***] of Predictive Systems. The technical contact can be reached at (212) 219-4400.

Bear Stearns will appoint a management and technical contact that will be responsible for serving as a liaison for any issues that may arise during the course of this project.


               Owner: [***] / Subject to non-disclosure agreement
                                      [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Project authorization
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
Signed                                          Name



--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc. title                  Date


               Owner: [***] / Subject to non-disclosure agreement
                                      [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Legal terms and conditions; limitation of liability
--------------------------------------------------------------------------------

Bear, Stearns & Co. Inc. ("COMPANY") hereby accepts the services and the related terms and conditions set forth in the attached Statement of Work (the "SOW") of Predictive Systems, Inc. ("Predictive Systems"). COMPANY expressly acknowledges that the performance of these services will require Predictive Systems to gain access to COMPANY's confidential and proprietary network and information assets, and authorizes this access for the purposes described in the SOW, subject, however, to the Mutual Nondisclosure Agreement, dated _______ ___, 1999, between COMPANY and Predictive Systems (the "NDA").

Due to the nature of the services contemplated by the SOW, COMPANY acknowledges that no representation or warranty can be made by Predictive Systems with respect to such services or the efficacy thereof. In particular, COMPANY acknowledges that damage to COMPANY's systems or information could result from the performance of such services, and that, following completion of such services, there can be no assurance that COMPANY's network will be secure or that unauthorized access thereof will not occur. WITHOUT LIMITING THE FOREGOING, PREDICTIVE SYSTEMS MAKES NO EXPRESS OR IMPLIED REPRESENTATIONS WITH RESPECT TO ITS PERFORMANCE OF THE SERVICES HEREUNDER OR ANY DELIVERABLES CONTEMPLATED HEREBY, INCLUDING WITHOUT LIMITATION ANY REPRESENTATION OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. In order to induce Predictive Systems to perform its services, COMPANY is accepting the terms and conditions and making the representations set forth herein, COMPANY irrevocably waives and releases, and shall be stopped from asserting, any claims for damages or otherwise arising out of or in connection with the services, except as expressly contemplated by the NDA.

COMPANY represents and warrants that COMPANY information systems to be accessed by Predictive Systems do not contain confidential or proprietary information or other property belonging to any person other than COMPANY, or any classified information. By accepting Predictive Systems services, COMPANY assumes any and all liability for any disclosure of any third-party confidential or proprietary information assets, or any classified information, arising out of or resulting from such services, and agrees to indemnify, defend and hold harmless Predictive Systems from and against any claim, loss or liability asserted by any person arising out of or relating to any such disclosure, subject, however, to the NDA.

COMPANY expressly authorizes Predictive Systems to gain access, including without limitation external network access and without regard to COMPANY Information Security Policy, to COMPANY's computer network and information systems which is reasonable and necessary, in Predictive Systems' sole judgment, for the purposes described in the SOW, and COMPANY acknowledges that such access shall be obtained by Predictive Systems with the express permission of COMPANY. To COMPANY's knowledge, such access is not a violation of any federal, state or local laws, rules or regulations, including without limitation the Computer Crime Act of 1986, as amended, or the Economic Espionage Act of 1996, as amended, and COMPANY agrees not to bring any charges or claims against Predictive Systems based on such activities. Execution of this SOW by the representative of COMPANY shall constitute a representation and warranty by COMPANY that such representative is duly authorized to do so and has received all requisite governmental consents and approvals which may be necessary or appropriate to execute this SOW and to carry out the terms hereof, including without limitation the preceding sentence.

Legal terms and conditions are accepted and approved by: Bear, Stearns & Co.
Inc.


--------------------------------------------------------------------------------
Signature                Title                                            Date


               Owner: [***] / Subject to non-disclosure agreement
                                      [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
About Predictive Systems
--------------------------------------------------------------------------------

Predictive Systems is a network consulting and integration firm that specializes in the design, management, and security of business-critical networks. Recognized in the industry for its vendor-independent perspective, the firm's expertise lies in solving multi-faceted, complex network problems. At Predictive Systems, network technology serves two purposes: to make money and to save money.

Predictive Systems' unique BusinessFirst(TM) methodology helps Fortune-1000 clients define, package, and measure network services. BusinessFirst is rooted in the concept that a company should run its IT organization as a business. Throughout the BusinessFirst process, Predictive Systems translates strategic business objectives into sound, achievable technology solutions. This approach ensures that the technology never obscures the business goals.

Predictive Systems' BusinessFirst methodology can clarify the business requirements driving the project in specific, measurable terms. Predictive Systems quantifies factors such as business risk, total cost of ownership, and operational efficiency to build a complete financial justification for a network project. By instrumenting every system to measure and quantify the key factors that govern success, Predictive Systems turns complexity into clarity.

Predictive Systems serves its clients with a collaborative practice structure that delivers both breadth and depth of experience to all aspects of a project. Predictive Systems has the people and processes to build networks that mean business.

Predictive Systems' services
--------------------------------------------------------------------------------

Predictive Systems offers a unique combination of expertise in network management, performance management, internetwork engineering, information security, and software development. Predictive Systems' engineers combine skill in network management applications with real-world experience using state-of-the-art internetwork technologies, including Asynchronous Transfer Mode
(ATM) and Asymmetric Digital Subscriber Line (ADSL), to address the multi-faceted challenges of designing and managing mission-critical networks. When technology "gaps" are discovered in a client's network, or disparate systems need to communicate with one another, Predictive Systems' software developers build custom applications to solve these problems. These custom applications can turn a collection of products into an integrated system.

               Owner: [***] / Subject to non-disclosure agreement
                                      [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

Predictive Systems' practice areas
--------------------------------------------------------------------------------

Predictive Systems' consultants are organized into areas of specialization, or practice areas. Although many engineers are cross-skilled in a variety of technologies, and many technologies span multiple practice areas, each practice area represents an aspect of network technology important enough to warrant specialization. In addition, the Software Development and Technical Publications departments span all practice areas. Resources from all of these groups are available to define and implement the technological solutions that best meet our clients' business needs.

[GRAPHIC OMITTED]

Internetwork Design and Engineering practice
--------------------------------------------------------------------------------

Predictive Systems' Internetwork Design and Engineering (internetworking) practice area is dedicated to helping each client design and implement network solutions in support of their strategic business initiatives. To this end, we have created a team of seasoned professionals from the three major industry proving grounds--telecommunications providers, network equipment vendors, and Fortune-500 end users. Using their specialized technical skills, real-world industry experience, and methodologies that are needed to solve the problems associated with building and maintaining network foundations, Predictive Systems' internetwork consultants develop innovative network solutions that provide our clients with a measurable competitive advantage.

               Owner: [***] / Subject to non-disclosure agreement
                                      [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

Enterprise                                                          Information
Network                                                                Security
Management







Interwork
Design and                                                           Preformance
Engineering                                                           Management




Our Internetwork Design and Engineering staff has extensive experience with a wide variety of technologies and vendors. For some clients, our consultants are involved in both technology and vendor selection. Other clients have already selected the technology, vendor, or both. Regardless of the pre-existing condition, Predictive Systems offers a completely objective, "trusted advisor" approach to our clients. Our up-to-date knowledge of all of the major technologies and vendors is a significant part of the value Predictive Systems brings to a project.

The Internetwork Design and Engineering practice fills the substantial gap in the marketplace between management consulting firms and technical staff augmentation services. With core competencies in the areas of Backbone Technology, LAN Switching, IP Management and Design, ATM, Remote Access, our versatile team contributes both technical depth and breadth to client engagements. Predictive Systems' team has the business acumen to translate business objectives into technical solutions, the technical skills to build the vision, the project skills to deliver the engagement on time and on budget, and the rigorous methodologies to ensure that the resulting system is manageable for a controlled, known cost.

Predictive Systems' Internetwork Design and Engineering practice offers the following services:

o   Advanced Technology Planning and Migration
o   Core Backbone and Campus Network Design and Implementation
o   Remote Access and VPN Solutions
o   Network Audit Services ("Wellness" Studies)
o   Y2K-Compliance Certification
o   IP Management Solutions
o   General Consulting Services


               Owner: [***] / Subject to non-disclosure agreement
                                      [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
[***]

for Bear, Stearns & Co. Inc.
--------------------------------------------------------------------------------

August 18, 1999


                Owner: [***]/ Subject to non-disclosure agreement
                                      [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

[***] is responsible for the development of this document.

Contact:

[***]
Predictive Systems, Inc.
145 Hudson Street
New York, NY 10013



Revision history

---------------------------- ------------- -------------------------------- --------------------------------
Version                      Date          Comments required                Approvals required
---------------------------- ------------- -------------------------------- --------------------------------
1.0                          4/1/99                                         [***]
---------------------------- ------------- -------------------------------- --------------------------------
1.1                          4/5/99                                         [***]
---------------------------- ------------- -------------------------------- --------------------------------
1.2                          8/18/99                                        [***]
---------------------------- ------------- -------------------------------- --------------------------------

Predictive Systems approval:
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Signed                                               Name


--------------------------------------------------------------------------------
Title                                                Date

[***]

August 18, 1999


Copyright(C)1999, Predictive Systems, Inc. All rights reserved. Predictive Systems, BusinessFirst, and the Predictive Systems logo are trademarks of Predictive Systems, Inc.

No part of this document may be reproduced in any form or by any electronic or mechanical means, including information storage and retrieval devices or systems, without prior written permission from Predictive Systems, Inc. This document or information it contains may not be used, reproduced, or disclosed outside of Bear, Stearns & Co. Inc. without authorization in writing by Predictive Systems, Inc.

               Owner: [***] / Subject to non-disclosure agreement
                                      [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L


[***]
--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

C O N F I D E N T I A L--Use, reproduction, or disclosure is subject to the restrictions in DFARS 252.227-7013 & 252.211-7015/FAR 52.227-14 & 52.227-19 for
commercial computer software or technical data provided to the U.S. government with limited rights, as applicable.

               Owner: [***] / Subject to non-disclosure agreement
                                      [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L


[***]
--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                Table of Contents
--------------------------------------------------------------------------------

Introduction                                                                   1
  Non-disclosure                                                               1
  Deadline for response                                                        1
Proposed statement of work                                                     2
  Project description                                                          2
  Reporting methods                                                            3
  Scope and cost                                                               3
    Project duration and staffing                                              3
  Assumptions                                                                  4
    General project assumptions                                                4
    Project costs and billing                                                  5
Contacts                                                                       6
Project authorization                                                          7
Legal terms and conditions; limitation of liability                            8


               Owner: [***] / Subject to non-disclosure agreement
                                      [***]


        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L


[***]
--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Introduction
--------------------------------------------------------------------------------

This proposal was generated based on a request by [***] and [***] of the [***] at Bear, Stearns & Co. As a result of conversations with [***], it is the understanding of Predictive Systems that there are several key areas where we can assist Bear, Stearns & Co. regarding implementation projects scheduled over the next 3 months. The primary area of concern is the resource availability of implementation to work with engineering on new technology that is currently under deployment and the on-going daily implementation work from various other projects already underway.

 The following proposal addresses those areas and more fully describes the capabilities that Predictive can deliver for this and future consulting engagements. Predictive Systems has profiled the resources that are required to conduct the services discussed.

Non-disclosure
--------------------------------------------------------------------------------

All information contained in this proposal and quotation is confidential and proprietary to Predictive Systems, constituting its trade secrets and privileged, confidential property. It is furnished to Bear, Stearns & Co. in confidence, with the understanding that it will not, without written permission of Predictive Systems, be used for other than evaluation purposes or be disclosed to any third party. Duplication of this proposal and quotation is strictly forbidden, and all copies shall be returned to Predictive Systems upon our request.

Deadline for response
--------------------------------------------------------------------------------

This proposal is valid for 45 days from the date of issuance, unless extended in writing by Predictive Systems.


               Owner: [***] / Subject to non-disclosure agreement
                                      [***]


        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L


[***]
--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Proposed statement of work
--------------------------------------------------------------------------------

Project description
--------------------------------------------------------------------------------

Bear, Stearns & Co. has asked Predictive Systems for [***] in the most aspects of the on-going and future projects. The work will be performed in the [***] only with a concentration in [***] and [***]. The Predictive Consultants will be working with the [***] with the following tasks:


[***]


The Predictive Consultants will be working on any of the projects that [***] requires additional resources. However the task and activities will be mainly non-technical and will require no engineering or device configuration work. The following are a list of some of the projects that Predictive Systems will be working on in the capacity of assisting [***].


[***]

It is Predictive Systems understanding that the consultants will be working on [***] and will require work to be performed after hours and on weekends. The Predictive Systems consultants will be reporting to [***] who will assign [***] to work with the consultants.


               Owner: [***] / Subject to non-disclosure agreement
                                      [***]


        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L


[***]
--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

Reporting methods
--------------------------------------------------------------------------------


-- Status reports

The Predictive Systems team will provide a weekly status report in electronic format to the Bear, Stearns & Co. Program Manager. The report form will be brief; listing any items that were completed that week and the open items for the next week. The purpose of the reports is to provide weekly information on the status of the project and any outstanding issues from the week. The reports will be available on Monday morning.

-- Status meetings

There will be a weekly status meetings with Bear, Stearns & Co. on the overall project. The meeting should be held at the same time and day every week (the time and day need to be determined). The meeting will be to review any work that was performed by the Predictive Systems' team and review the open items list of work that is scheduled for the next week. This meeting will also provide a platform for reviewing any new issues or additional project requirements.

Scope and cost
--------------------------------------------------------------------------------

Outlined below is the staff and duration for the project.

Project duration and staffing
--------------------------------------------------------------------------------

Predictive Systems' project team will be comprised as follows:


Table 1  Project Team
  Role                      Estimated Resources         Duration
  ------------------------- --------------------------- ------------------------
  [***]                     4                           [***]



1. [***] - The [***] will focus on supporting the [***] with the tasks outlined above.


               Owner: [***] / Subject to non-disclosure agreement
                                      [***]


        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L


[***]
--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

Based on the staffing level of [***] for the duration of [***] the following is the estimated cost. Due to the nature of the work to be performed the cost has been broken down to standard time and overtime.

Schedule A - Standard Time

The following is the cost of [***] for [***] working a [***] hour week;
[***]

Schedule B - Estimated Overtime

The following is an estimated overtime based on the calculation of [***] for [***] over [***]. The estimated cost is [***].



Assumptions
--------------------------------------------------------------------------------

In developing this proposal, there are many assumptions Predictive Systems has made that can materially affect the outcome and cost of the project. Should any of these assumptions prove to be incorrect, exaggerated, or underestimated, the scope and cost of the project may change significantly.

In the event of any such material change in assumptions, requirements or specifications, Predictive will request a Change Order Authorization from Bear, Stearns & Co. which must be signed by Bear, Stearns & Co. prior to the change being incorporated into the project plan. The Change Order could be an addition or reduction of work, based on the circumstances.

General project assumptions
--------------------------------------------------------------------------------

1. Bear Stearns point of contact will provide project direction for the Predictive resources for the duration of the project.

2. Additional project requirements will be accommodated to the best of the team's ability given the current project requirements and time frames. Any impact to the current project time frames will be detailed in writing to the Bear project contact as they are identified by the Predictive team.

3. Bear, Stearns & Co. will also provide a work area with a phone and a network connection for each Predictive consultant.


               Owner: [***] / Subject to non-disclosure agreement
                                      [***]


        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L


[***]
--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

Project costs and billing
--------------------------------------------------------------------------------

1. Holiday activity must be scheduled and approved by Predictive Systems' Technical Manager.

2. Travel and living expenses are not included in these rates. The client is responsible for any required travel and living expenses for work performed outside of New York City area.

3. Predictive Systems will submit monthly invoices. Payment is required within 30 days of invoice receipt.

4. Bear, Stearns & Co. will be responsible for expenses incurred for the purchase, rent, or lease of hardware and software required by the scope of this project.


               Owner: [***] / Subject to non-disclosure agreement
                                      [***]

        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L


[***]
--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Contacts
--------------------------------------------------------------------------------

Direct all business and management communications regarding this project [***] of Predictive Systems. The business/management contact can be reached at 212-219-4400.

Direct all technical communications regarding this project to [***] of Predictive Systems. The technical contact can be reached at 212-219-4400.



               Owner: [***] / Subject to non-disclosure agreement
                                      [***]


        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L


[***]
--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Project authorization
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
Signed                                        Name



--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc. title                Date



               Owner: [***] / Subject to non-disclosure agreement
                                      [***]


        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L


[***]
--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Legal terms and conditions; limitation of liability
--------------------------------------------------------------------------------

Bear, Stearns & Co. Inc. ("COMPANY") hereby accepts the services and the related terms and conditions set forth in the attached Statement of Work (the "SOW") of Predictive Systems, Inc. ("Predictive Systems"). COMPANY expressly acknowledges that the performance of these services will require Predictive Systems to gain access to COMPANY's confidential and proprietary network and information assets, and authorizes this access for the purposes described in the SOW, subject, however, to the Mutual Nondisclosure Agreement, dated _______ ___, 1998, between COMPANY and Predictive Systems (the "NDA").

Due to the nature of the services contemplated by the SOW, COMPANY acknowledges that no representation or warranty can be made by Predictive Systems with respect to such services or the efficacy thereof. In particular, COMPANY acknowledges that damage to COMPANY's systems or information could result from the performance of such services, and that, following completion of such services, there can be no assurance that COMPANY's network will be secure or that unauthorized access thereof will not occur. WITHOUT LIMITING THE FOREGOING, PREDICTIVE SYSTEMS MAKES NO EXPRESS OR IMPLIED REPRESENTATIONS WITH RESPECT TO ITS PERFORMANCE OF THE SERVICES HEREUNDER OR ANY DELIVERABLES CONTEMPLATED HEREBY, INCLUDING WITHOUT LIMITATION ANY REPRESENTATION OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. In order to induce Predictive Systems to perform its services, COMPANY is accepting the terms and conditions and making the representations set forth herein, COMPANY irrevocably waives and releases, and shall be stopped from asserting, any claims for damages or otherwise arising out of or in connection with the services, except as expressly contemplated by the NDA.

COMPANY represents and warrants that COMPANY information systems to be accessed by Predictive Systems do not contain confidential or proprietary information or other property belonging to any person other than COMPANY, or any classified information. By accepting Predictive Systems services, COMPANY assumes any and all liability for any disclosure of any third-party confidential or proprietary information assets, or any classified information, arising out of or resulting from such services, and agrees to indemnify, defend and hold harmless Predictive Systems from and against any claim, loss or liability asserted by any person arising out of or relating to any such disclosure, subject, however, to the NDA.

COMPANY expressly authorizes Predictive Systems to gain access, including without limitation external network access and without regard to COMPANY Information Security Policy, to COMPANY's computer network and information systems which is reasonable and necessary, in Predictive Systems' sole judgment, for the purposes described in the SOW, and COMPANY acknowledges that such access shall be obtained by Predictive Systems with the express permission of COMPANY. To COMPANY's knowledge, such access is not a violation of any federal, state or local laws, rules or regulations, including without limitation the Computer Crime Act of 1986, as amended, or the Economic Espionage Act of 1996, as amended, and COMPANY agrees not to bring any charges or claims against Predictive Systems based on such activities. Execution of this SOW by the representative of COMPANY shall constitute a representation and warranty by COMPANY that such representative is duly authorized to do so and has received all requisite governmental consents and approvals which may be necessary or appropriate to execute this SOW and to carry out the terms hereof, including without limitation the preceding sentence.

Legal terms and conditions are accepted and approved by Bear, Stearns & Co. Inc.


--------------------------------------------------------------------------------
Signature                      Title                         Date



               Owner: [***] / Subject to non-disclosure agreement
                                      [***]


        P R E D I C T I V E   S Y S T E M S   C O N F I D E N T I A L


[***]
--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

                                                                 Exhibit 10.10.5

                                                              [GRAPHIC OMITTED]
                                                              PREDICTIVE SYSTEMS

--------------------------------------------------------------------------------
[***]

for Bear, Stearns & Co. Inc.
--------------------------------------------------------------------------------

July 15, 1999

                Owner: [***]/Subject to non-disclosure agreement
                                      [***]

            P R E D I C T I V E  S Y S T E M S  C O N F I D E N T I A L









--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

[***] is responsible for the development of this document.

Contact:

[***]
Predictive Systems, Inc.
25A Vreeland Road, Suite 107
Florham Park, NJ 07932

Revision history

--------------------------------------------------------------------------------
Version         Date             Comments required           Approvals required
--------------------------------------------------------------------------------
1.0             7/15/1999
--------------------------------------------------------------------------------

Predictive Systems approval:

--------------------------------------------------------------------------------

Signed                                               Name

--------------------------------------------------------------------------------
Title                                                Date

[***]

1.0 July 15, 1999

Copyright(C)1999, Predictive Systems, Inc. All rights reserved. Predictive Systems, BusinessFirst, and the Predictive Systems logo are trademarks of Predictive Systems, Inc.

No part of this document may be reproduced in any form or by any electronic or mechanical means, including information storage and retrieval devices or systems, without prior written permission from Predictive Systems, Inc. This document or information it contains may not be used, reproduced, or disclosed outside of Bear, Stearns & Co. Inc. without authorization in writing by Predictive Systems, Inc.

C O N F I D E N T I A L--Use, reproduction, or disclosure is subject to the restrictions in DFARS 252.227-7013 & 252.211-7015/FAR 52.227-14 & 52.227-19 for
commercial computer software or technical data provided to the U.S. government with limited rights, as applicable.

                Owner: [***]/Subject to non-disclosure agreement
                                      [***]

            P R E D I C T I V E  S Y S T E M S  C O N F I D E N T I A L

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]
--------------------------------------------------------------------------------
                                Table of Contents
--------------------------------------------------------------------------------

Introduction                                                                   1
[***] project extension                                                        1
Proposed statement of work                                                     2
[***] project review                                                           2
New [***] projects                                                             2
Scope and cost                                                                 3
Project extension resources, timeline, and costs                               3
Contacts                                                                       4
Project authorization                                                          5
Legal terms and conditions; limitation of liability                            6

                Owner: [***]/Subject to non-disclosure agreement
                                      [***]

            P R E D I C T I V E  S Y S T E M S  C O N F I D E N T I A L

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Introduction
--------------------------------------------------------------------------------

Clearnet project extension
--------------------------------------------------------------------------------

         Bear, Stearns & Co. Inc. has requested that Predictive Systems extend the [***] to continue with ongoing activities as well as working on new projects scheduled for the next six months. Under the requested [***], [***] Predictive Systems' [***] would continue to assist with engineering and implementation on site at [***] for an additional six months. This document contains a review of the [***] proposal, along with the resources, timeframes, and costs necessary for the [***].


                Owner: [***]/Subject to non-disclosure agreement
                                      [***]

            P R E D I C T I V E  S Y S T E M S  C O N F I D E N T I A L

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Proposed statement of work
--------------------------------------------------------------------------------

Clearnet project review
--------------------------------------------------------------------------------

         The following is a summary of the work performed by Predictive Systems on the [***] contract. The work was divided into [***] for which Predictive Systems' [***] provided [***]. The Predictive Systems' [***] were contracted for [***], ending July 14, 1999, as part of a fixed-cost proposal. The project components which have been completed are:


[***] projects
--------------------------------------------------------------------------------

         Predictive Systems proposes the following new projects as an extension of the [***] project:

         [***] [***]

                Owner: [***]/Subject to non-disclosure agreement
                                      [***]

            P R E D I C T I V E  S Y S T E M S  C O N F I D E N T I A L

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

         [***]

Scope and cost

[***] resources, timeline, and costs
--------------------------------------------------------------------------------

         Bear Stearns has requested that Predictive Systems extend the [***] to continue working on ongoing projects as well as undertaking new projects. The work to be performed under the [***] [***] would consist of the same functions performed in this area under the original proposal. The resources to meet this request would be [***], with a [***] as project manager. The estimated cost will be [***] for [***] for six months.

                Owner: [***]/Subject to non-disclosure agreement
                                      [***]

            P R E D I C T I V E  S Y S T E M S  C O N F I D E N T I A L

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Contacts
--------------------------------------------------------------------------------

         Direct all business and management communications regarding this extension to [***] of Predictive Systems. The business/ management contact can be reached at [***].

         Direct all technical communications regarding this project to [***] of Predictive Systems. The technical contact can be reached at (212) 219-4400.

                Owner: [***]/Subject to non-disclosure agreement
                                      [***]

            P R E D I C T I V E  S Y S T E M S  C O N F I D E N T I A L

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Project authorization
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Signed                              Name



--------------------------------------------------------------------------------
Bear, Stearns & Co., Inc. title                         Date

                Owner: [***]/Subject to non-disclosure agreement
                                      [***]

            P R E D I C T I V E  S Y S T E M S  C O N F I D E N T I A L

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Legal terms and conditions; limitation of
liability
--------------------------------------------------------------------------------

Bear, Sterns & Co. Inc. ("COMPANY") hereby accepts the services and the related terms and conditions set forth in the attached Statement of Work (the "SOW") of Predictive Systems, Inc. ("Predictive Systems"). COMPANY expressly acknowledges that the performance of these services will require Predictive Systems to gain access to COMPANY's confidential and proprietary network and information assets, and authorizes this access for the purposes described in the SOW, subject, however, to the Mutual Nondisclosure Agreement, dated _______ ___, 1998, between COMPANY and Predictive Systems (the "NDA").

Due to the nature of the services contemplated by the SOW, COMPANY acknowledges that no representation or warranty can be made by Predictive Systems with respect to such services or the efficacy thereof. In particular, COMPANY acknowledges that damage to COMPANY's systems or information could result from the performance of such services, and that, following completion of such services, there can be no assurance that COMPANY's network will be secure or that unauthorized access thereof will not occur. WITHOUT LIMITING THE FOREGOING, PREDICTIVE SYSTEMS MAKES NO EXPRESS OR IMPLIED REPRESENTATIONS WITH RESPECT TO ITS PERFORMANCE OF THE SERVICES HEREUNDER OR ANY DELIVERABLES CONTEMPLATED HEREBY, INCLUDING WITHOUT LIMITATION ANY REPRESENTATION OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. In order to induce Predictive Systems to perform its services, COMPANY is accepting the terms and conditions and making the representations set forth herein, COMPANY irrevocably waives and releases, and shall be stopped from asserting, any claims for damages or otherwise arising out of or in connection with the services, except as expressly contemplated by the NDA.

COMPANY represents and warrants that COMPANY information systems to be accessed by Predictive Systems do not contain confidential or proprietary information or other property belonging to any person other than COMPANY, or any classified information. By accepting Predictive Systems services, COMPANY assumes any and all liability for any disclosure of any third-party confidential or proprietary information assets, or any classified information, arising out of or resulting from such services, and agrees to indemnify, defend and hold harmless Predictive Systems from and against any claim, loss or liability asserted by any person arising out of or relating to any such disclosure, subject, however, to the NDA.

COMPANY expressly authorizes Predictive Systems to gain access, including without limitation external network access and without regard to COMPANY Information Security Policy, to COMPANY's computer network and information systems which is reasonable and necessary, in Predictive Systems' sole judgment, for the purposes described in the SOW, and COMPANY acknowledges that such access shall be obtained by Predictive Systems with the express permission of COMPANY. To COMPANY's knowledge, such access is not a violation of any federal, state or local laws, rules or regulations, including without limitation the Computer Crime Act of 1986, as amended, or the Economic Espionage Act of 1996, as amended, and COMPANY agrees not to bring any charges or claims against Predictive Systems based on such activities. Execution of this SOW by the representative of COMPANY shall constitute a representation and warranty by COMPANY that such representative is duly authorized to do so and has received all requisite governmental consents and approvals which may be necessary or appropriate to execute this SOW and to carry out the terms hereof, including without limitation the preceding sentence.

Legal terms and conditions are accepted and approved by: Bear, Stearns & Co.
Inc.

--------------------------------------------------------------------------------
Signature                           Title                                   Date


                Owner: [***]/Subject to non-disclosure agreement
                                      [***]

            P R E D I C T I V E  S Y S T E M S  C O N F I D E N T I A L

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.